UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2015
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
On July 28, 2015, SUPERVALU INC. (the “Company”) issued a News Release announcing its financial results for the quarter (16 weeks) ended June 20, 2015. A copy of the News Release issued by the Company in connection with this Item 2.02 is attached as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 8.01  Other Information.
On July 28, 2015, the Company issued a News Release announcing that it is exploring a separation of its Save-A-Lot business, and that as part of that process it has begun preparations to allow for a possible spin-off of Save-A-Lot into a stand-alone, publicly traded company. A copy of the News Release issued by the Company in connection with this Item 8.01 is attached as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	News Release of SUPERVALU INC., dated July 28, 2015

99.2	News Release of SUPERVALU INC., dated July 28, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2015

SUPERVALU INC.

By: /s/ Bruce H. Besanko

Bruce H. Besanko
Executive Vice President and
Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release of SUPERVALU INC., dated July 28, 2015

99.2	News Release of SUPERVALU INC., dated July 28, 2015